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                                                                    Exhibit 99.3

                       Mississippi Chemical Holdings, Inc.

                               Guaranty Agreement

DSC Advisors, L.P.,
   as Supplemental DIP Collateral Agent and as Investor

DDJ Capital Management, LLC
   as Investor

The Investors Party to the
   Supplemental Credit Agreement from Time to Time

Ladies and Gentlemen:

     Reference is made to that certain Supplemental Post-Petition Credit Agreement dated as of December 15, 2003 (as the same may be supplemented, modified or amended from time to time, and any agreement entered into in substitution therefor or replacement thereof, being hereinafter referred to as the "Supplemental Credit Agreement") by and among Mississippi Chemical Corporation, a Mississippi corporation (the "Borrower"), DSC Advisors, L.P., as Supplemental DIP Collateral Agent (the "Supplemental DIP Collateral Agent"), DSC Advisors, L.P., as an Investor ("DSC") and DDJ Capital Management, LLC, as an Investor ("DDJ", and together with DSC, the "Investors"), pursuant to which the Investors have agreed to maintain and make available to the Borrower Term Loans (the "Term Loans"), with such Term Loans to be evidenced by the Term Loan Notes of the Borrower (all such Term Loan Notes, as the same may be supplemented, modified or amended from time to time, and any promissory notes entered into in substitution therefor or replacement thereof, being hereinafter referred to collectively as the "Term Loan Notes" and individually as a "Term Loan Note"). All of the Borrower's indebtedness, obligations and liabilities to the Investors and/or the Supplemental DIP Collateral Agent under the Supplemental Credit Agreement and the other Term Loan Documents, including, without limitation, all such indebtedness, obligations and liabilities evidenced by the Term Loan Notes and all extensions or renewals of any of the foregoing, are hereinafter collectively referred to as the "Supplemental Indebtedness". This Guaranty Agreement, as the same may be supplemented, modified or amended from time to time, and any agreement entered into in substitution herefor or replacement hereof, being hereinafter referred to as this "Agreement".

     As an inducement to each Investor to accept and enter into the Supplemental Credit Agreement, and in consideration of the Term Loans to be made by the Investors to the Borrower under the Supplemental Credit Agreement, the undersigned (hereinafter referred to as the "Guarantor"), acknowledging that the Investors have informed the Borrower that the Term Loans would not be made but for this guarantee, hereby guarantees the full and prompt payment to the Supplemental DIP Collateral Agent and each of the Investors at maturity (whether by acceleration, lapse of time or otherwise) and at all times thereafter of principal of and interest on all Supplemental Indebtedness of the Borrower under the Supplemental Credit Agreement, and

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all extensions or renewals of all or any part thereof and all other indebtedness, liabilities and obligations of the Borrower to the Investors and the Supplemental DIP Collateral Agent under the Supplemental Credit Agreement and/or the other Term Loan Documents. Notwithstanding anything contained in this Guaranty to the contrary, the amount payable by the Guarantor hereunder (including without limitation all amounts payable pursuant to the last sentence of Section 1.5 hereof) shall at no time exceed the Maximum Amount. As used herein, the term "Maximum Amount" means an amount equal to the remainder of (1) the fair saleable value of the Guarantor's assets at such time minus (2) U.S.$1.00.

     This Agreement is a continuing guarantee of the liabilities of the Borrower under the Supplemental Credit Agreement, the Term Loan Notes and the other Term Loan Documents and the liability of the Guarantor is that of principal debtor as between the Guarantor and the Supplemental DIP Collateral Agent and the Investors but that of Guarantor as between it and the Borrower.

     The Supplemental DIP Collateral Agent and the Investors shall not be bound to exhaust their rights against the Borrower previous to making a demand upon the Guarantor for the payment and the liability of the Guarantor is to arise first when notice in writing is given by the Supplemental DIP Collateral Agent or the Investors to the Guarantor of any default under the Supplemental Credit Agreement or any other Term Loan Document and demand for payment is made under this Agreement.

Section 1. Terms and Conditions.

     Section 1.1. This guaranty of payment by the Guarantor shall be a continuing, absolute and unconditional guaranty and shall remain in full force and effect until all Supplemental Indebtedness of the Borrower to the Investors and the Supplemental DIP Collateral Agent shall be fully paid and satisfied and all commitments of the Investors under the Supplemental Credit Agreement to extend credit to or for the account of the Borrower shall have terminated. The dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against the Guarantor or the Borrower shall not terminate this Agreement.

     Section 1.2. The obligations and liabilities of the Guarantor hereunder shall not be affected or impaired by any irregularity, invalidity or unenforceability of or in any of the Term Loan Notes or other Term Loan Documents.

     Section 1.3. The obligations and liabilities of the Guarantor hereunder shall not be affected or impaired by (and the Investors are hereby expressly authorized to make from time to time without notice to the Guarantor) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, amendment, alteration, substitution, exchange, change in, modification or other disposition of any of the Supplemental Credit Agreement, the Term Loan Notes, any other Term Loan Documents, any other guaranty thereof, or of any security or collateral therefor.

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     Section 1.4. The obligations and liabilities of the Guarantor hereunder shall not be affected or impaired by any acceptance by the Supplemental DIP Collateral Agent or the Investors, or any of them, of any security or collateral for, or other guarantors upon any of the Supplemental Indebtedness or by any failure, neglect, omission, delay or partial action on the part of the Supplemental DIP Collateral Agent or the Investors, or any of them, in the administration of the Supplemental Indebtedness or to realize upon or protect any of the Supplemental Indebtedness or any security or collateral therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of the Borrower possessed by any of the Investors toward the liquidation of the Supplemental Indebtedness or by any application of payments or credits thereon or by any other circumstances whatsoever (with or without notice to or the knowledge of the Guarantor) which may in any manner or to any extent vary the risk of the Guarantor hereunder or may otherwise constitute a legal or equitable discharge of a surety or guarantor; it being the purpose and intent that this guaranty of payment and the obligations and liability of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment and performance as herein provided.

     Section 1.5. In order to hold the Guarantor liable hereunder, there shall be no obligation on the part of any Investor, at any time, to resort for payment to any person directly liable in respect of the Supplemental Indebtedness or to any other guaranty, or to any other person, their properties or estates, or to resort to any collateral, security, property, liens or other rights or remedies whatsoever, and the Investors shall have the right to enforce this guaranty of payment irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing. The Guarantor agrees to pay all reasonable out-of-pocket expenses, including court costs and reasonable attorneys' fees, paid or incurred by the Supplemental DIP Collateral Agent and the Investors or any of them in endeavoring to collect on the Supplemental Indebtedness or any part thereof and in enforcing this Agreement; provided that the amount payable by the Guarantor under this Agreement shall in no event exceed the Maximum Amount.

     Section 1.6. The granting of credit to the Borrower by any Investor from time to time in addition to the Supplemental Indebtedness under the Supplemental Credit Agreement without notice to the Guarantor is hereby authorized and shall in no way affect or impair the obligations and liability of the Guarantor hereunder.

     Section 1.7. The payment by the Guarantor of any amount or amounts under this guaranty of payment shall not entitle it, either at law, in equity or otherwise, to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Supplemental Indebtedness, or in and to any security or collateral therefor, or in or to any amounts at any time paid or payable under or pursuant to any guaranty by any other person of all or part of Indebtedness, or in and to any amounts theretofore, then or thereafter paid or applicable to the payment of the Supplemental Indebtedness, howsoever such payment or payments may arise, until all of the Supplemental Indebtedness has been fully paid and all obligations of the Investors to extend credit to or for the benefit of the Borrower shall have terminated or expired.

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     Section 1.8. This Agreement may be enforced by all of the Investors acting jointly or by the Supplemental DIP Collateral Agent acting on its own behalf and on behalf of the Investors. Any Investor may, without any notice to the Guarantor, sell, assign or transfer, to the extent permitted in the Supplemental Credit Agreement, the Supplemental Indebtedness held by it, or any part thereof, or grant participations therein; and in that event, each and every immediate and successive assignee, transferee or holder of all or any part of the Supplemental Indebtedness (but expressly excluding any participant) shall, to the extent permitted by the first sentence of this Section 1.8, have the right to enforce this Agreement, by suit or otherwise, for the benefit of such assignee, transferee or holder (but expressly excluding any participant) as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits; but each Investor shall have an unimpaired right, to the extent permitted by the first sentence of this Section 1.8, to enforce this Agreement for its own benefit or for the benefit of any such participant as to so much of the Supplemental Indebtedness that it has not sold, assigned or transferred.

     Section 1.9. If any payment applied to any of the Supplemental Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of any of the Borrower or any other obligor), the Supplemental Indebtedness to which such payment was applied shall for the purposes of this Agreement be deemed to have continued in existence, notwithstanding such application, and this Agreement shall be enforceable as to such of the Supplemental Indebtedness as fully as if such application had never been made.

Section 2. Representations and Warranties.

     The Guarantor hereby represents and warrants that:

     Section 2.1. Organization. The Guarantor is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, and has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage.

     Section 2.2. Authority. The Guarantor has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

     Section 2.3. Execution and Delivery; Enforceability. The Guarantor has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding agreements of the Guarantor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     Section 2.4. Non-Contravention. Neither the execution, delivery and performance by the Guarantor of this Agreement nor compliance with the terms and provisions hereof (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of

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any court or governmental instrumentality applicable to the Guarantor or its properties and assets, or (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the Guarantor pursuant to the terms of its organizational documents (e.g., memorandum and articles of association or by-laws, or other similar document) or any promissory note, bond, debenture, indenture, mortgage, deed of trust, credit or loan agreement, or any other material agreement or other instrument, to which the Guarantor is a party or by which it or any of its property or assets are bound or to which it may be subject.

     Section 2.5. Approvals. Other than the consent (which has been obtained) to this Agreement by JPMorgan Chase Bank, as collateral trustee, under that certain Deed of Charge (Shares and Securities), dated as of November 10, 1998, as novated by the Novation and Variation of Deed of Charge (Shares and Securities), dated as of May 7, 2003 (the "Deed of Charge"), and any related agreements, no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize or is required as a condition to (i) the execution, delivery and performance by the Guarantor of this Agreement, or (ii) the legality, validity, binding effect or enforceability of this Agreement.

     Section 2.6. Litigation. There are no actions, suits or proceedings pending or, to, the knowledge of the Guarantor, threatened with respect to the Guarantor which question the validity or enforceability of this Guaranty or any of the other Term Loan Documents executed by it, or of any action to be taken by the Guarantor pursuant to this Guaranty.

     Section 2.7. Ownership of Subsidiaries. The Guarantor is the legal and beneficial owner of all of the issued and outstanding equity interests of MissChem (Barbados), SRL, a society organized under the Societies with Restricted Liability Act, 1995-7 of Barbados ("MissChem Barbados") other than one quota owned by Mr. Charles Dunn; MissChem Barbados is the legal and beneficial owner of all of the issued and outstanding equity interests of MissChem Trinidad Limited, a company organized under the Companies Act, 1995 of the laws of the Republic of Trinidad and Tobago ("MissChem Trinidad"); and MissChem Trinidad is the legal and beneficial owner of 50% of the issued and outstanding equity interests of Point Lisas Nitrogen Limited, f/k/a Farmland MissChem Limited, a company incorporated under the Companies Ordinance, Chapter 31, No. 1, and continued under the Companies Act Chapter 81:01 of the laws of the Republic of Trinidad and Tobago ("PLNL").

     Section 2.8. Nature of Business. The only business of the Guarantor is owning and holding the capital stock of MissChem Barbados owned by it; the only business of MissChem Barbados is owning and holding the capital stock of MissChem Trinidad owned by it; and the only business of MissChem Trinidad is owning and holding the capital stock of PLNL owned by it, owning a subordinated promissory note in the principal amount of U.S.$54,010,869 made by PLNL (the "PLNL Subordinated Note") and fulfilling its obligations under the Deed of Charge and the Unanimous Shareholders Agreement.

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     Section 2.9. Liabilities. Other than as set forth in the Deed of Charge, neither the Guarantor nor any of its Subsidiaries has any liabilities that, either individually or in the aggregate, are material to the Guarantor or any such Subsidiary.

Section 3. Covenants.

     It is understood and agreed that so long as credit is in use or available under the Supplemental Credit Agreement or any Supplemental Indebtedness remains unpaid, except to the extent compliance in any case or cases is waived in writing by the Required Investors:

     Section 3.1. Maintenance of Business. The Guarantor shall, and shall cause each of its Subsidiaries to, preserve and maintain its existence. The Guarantor shall, and shall cause each of its Subsidiaries to, preserve and keep in force and effect all licenses, permits and franchises necessary to the proper conduct of its business.

     Section 3.2. Taxes and Assessments. The Guarantor shall duly pay and discharge, and shall cause each of its Subsidiaries to duly pay and discharge, all taxes, rates, assessments, fees and governmental charges upon or against it or its Properties, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor.

     Section 3.3. Insurance. The Guarantor shall insure and keep insured, and shall cause each of its Subsidiaries to insure and keep insured, with good and responsible insurance companies, all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties; and the Borrower shall insure, and shall cause each of its Subsidiaries to insure, such other hazards and risks (including employers' and public liability risks) with good and responsible insurance companies as and to the extent usually insured by Persons similarly situated and conducting similar businesses.

     Section 3.4. Borrowings and Guaranties. The Guarantor shall not, nor shall it permit any of its Subsidiaries to, issue, incur, assume, create or have outstanding any Debt, or be or become liable as endorser, guarantor, surety or otherwise for any Debt, obligation or undertaking of any other Person, or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss, or apply for or become liable to the issuer of a letter of credit which supports an obligation of another Person, or subordinate any claim or demand it may have to the claim or demand of any other Person; provided, however, that the foregoing shall not restrict nor operate to prevent:

          (a) Debt of the Guarantor under this Agreement; and

          (b) Obligations and liabilities arising under the Deed of Charge, the Subordination Agreement, the Shareholders Agreement and the Unanimous Shareholders Agreement.

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     Section 3.5. Liens. The Guarantor shall not, nor shall it permit any of its
Subsidiaries to, create, incur or permit to exist any Lien of any kind on any Property owned by any such Person; provided, however, that the foregoing shall not apply to nor operate to prevent (a) Liens granted to the Ex-Im Bank to secure PLNL's indebtedness to the Ex-Im Bank, and (b) the contractual restrictions contained in the Shareholders Agreement, the Deed of Charge and the Unanimous Shareholders Agreement.

     Section 3.6. Investments, Acquisitions, Loans and Advances. Other than (a) investments of the type described in Sections 7.11 of the Supplemental Credit Agreement, (b) intercompany loans and advances to the Borrower made with income and profits generated in the ordinary course of business and not with the proceeds of any liquidating dividend or distribution, (c) investments by the Guarantor in any of its Subsidiaries, and (d) investments by any Subsidiary in any of such Subsidiary's Subsidiaries and the PLNL Subordinated Note, the Guarantor shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances to, any other Person, or acquire all or any substantial part of the assets or business of any other Person or division thereof.

     Section 3.7. Mergers, Consolidations and Sales. The Guarantor shall not, nor shall it permit any of its Subsidiaries to, be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of all or any part of its Property, including any disposition of Property as part of a sale and leaseback transaction, or in any event sell or discount (with or without recourse) any of its notes or accounts receivable.

     Section 3.8. Maintenance of Subsidiaries. The Guarantor shall not assign, sell or transfer, nor shall it permit any of its Subsidiaries to issue, assign, sell or transfer, any shares of capital stock of its Subsidiaries; provided, however, that the foregoing shall not operate to prevent the issuance, sale and transfer to any person of any shares of capital stock of Subsidiaries solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a director of such Subsidiary.

     Section 3.9. Dividends and Certain Other Restricted Payments. The Guarantor shall not (a) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock, other than dividends payable out of income and profits generated in the ordinary course of business and not in the nature of a liquidating distribution, or (b) directly or indirectly purchase, redeem, or otherwise acquire or retire any of its capital stock.

     Section 3.10. Compliance with Laws. The Guarantor shall, and shall cause each of its Subsidiaries to, comply in all material respects with the requirements of all applicable laws, rules, regulations, ordinances and orders applicable to or pertaining to its Property or business operations.

     Section 3.11. Burdensome Contracts with Affiliates. The Guarantor shall not, nor shall it permit any of its Subsidiaries to, enter into any contract, agreement or business arrangement with any of its Affiliates on terms and conditions which are less favorable to the Guarantor or such Subsidiary than would be usual and customary in similar contracts, agreements or business

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arrangements between Persons not affiliated with each other, except as provided in the Subordination Agreement, the Deed of Charge, the Shareholders Agreement and the Unanimous Shareholders Agreement.

     Section 3.12. Change in the Nature of Business. The Guarantor shall not, nor shall it permit any of its Subsidiaries to, engage in any business or activity if as a result (a) the general nature of the business of the Guarantor or any of its Subsidiaries would be changed in any material respect from the general nature of the business engaged in by it as of the date hereof, or (b) any representation or warranty contained in Section 2 of this Guaranty would no longer be true and correct.

     Section 3.13. No Restrictions. Except as provided herein, in the Deed of Charge, the Shareholders Agreement, the Unanimous Shareholders Agreement and in the Credit Agreement, the Guarantor shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Guarantor or any of its Subsidiaries to: (a) pay dividends or make any other distribution on any of the Guarantor's Subsidiaries' capital stock or other equity interests owned by the Guarantor or any of its other Subsidiaries, (b) pay any indebtedness owed to the Borrower or any of the Guarantor's Subsidiaries', (c) make loans or advances to the Guarantor or any of the Guarantor's Subsidiaries, (d) transfer any of its Property to the Guarantor or any of its other Subsidiaries, or (e) guarantee the Indebtedness pursuant to this Agreement.

     Section 3.14. Leases. The Guarantor will not, and will not permit any of its Subsidiaries to, enter into any rental agreement or lease as lessee of real or personal property.

     Section 3.15. Sale and Leaseback Transactions. Neither the Guarantor nor any of its Subsidiaries shall, directly or indirectly, enter into any arrangement with any Person providing for the Guarantor or any of its Subsidiaries to lease or rent Property that the Guarantor or such Subsidiary has or will sell or otherwise transfer to such Person.

     Section 3.16. Guaranty as a Liability. For the purposes of determining the solvency of the Guarantor under the International Business Companies' Act, Cap. 291 of the Laws of the British Virgin Islands this Guarantee shall be treated as a liability and shall be shown as a liability on the books of account of the Guarantor.

Section 4. Definitions.

     The terms hereinafter set forth when used herein shall have the following meanings:

     "Affiliate" shall mean, for any Person, any other Person (including all directors and officers of such Person) that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" means the power, directly or indirectly, to direct or cause the direction of management or policies of a Person (through ownership of voting securities, by contract or otherwise), provided that, in any event for purposes of the definition any Person that owns directly or indirectly 10% or more of the

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securities having ordinary voting power for the election of directors of a corporation or 10% or more of the partnership or other ownership interests of any other Person will be deemed to control such corporation or other Person.

     "Capitalized Lease" shall mean any lease or obligation for rentals which is required to be capitalized on a consolidated balance sheet of a Person and its Subsidiaries in accordance with generally accepted accounting principles, consistently applied.

     "Capitalized Lease Obligation" shall mean the present discounted value of the rental obligations under any Capitalized Lease.

     "Debt" of any Person shall mean as of any time the same is to be determined, the aggregate (without duplication) of:

          (a) all indebtedness, obligations and liabilities with respect to borrowed money;

          (b) all guaranties, endorsements (other than any liability arising out of the endorsement of items for deposit or collection in the ordinary course of business) and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, indebtedness or securities of others or to purchase Property of others at the request or demand of any creditor of such Person;

          (c) all reimbursement and other obligations with respect to letters of credit (whether drawn or undrawn), banker's acceptances, customer advances and other extensions of credit whether or not representing obligations for borrowed money;

          (d) the aggregate amount of Capitalized Lease Obligations;

          (e) all indebtedness and liabilities secured by any lien or any security interest on any Property or assets of such Person, whether or not the same would be classified as a liability on a balance sheet; and

          (f) all indebtedness, obligations and liabilities representing the deferred purchase price of Property, excluding trade payables incurred in the ordinary course of business not more than 90 days past due;

all computed and determined on a consolidated basis for such Person and its Subsidiaries after the elimination of intercompany items in accordance with generally accepted accounting principles consistently applied.

     "Ex-Im Bank" means the Export-Import Bank of the United States.

     "Lien" means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.

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     "Person" shall mean and include any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal, or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Property" shall mean all assets and properties of any nature whatsoever, whether real or personal, tangible or intangible, including without limitation intellectual property.

     "Required Investors" shall mean, at any time, the Investors holding at least 75% of the aggregate outstanding principal amount of the Term Loans; provided that the Required Investors shall always include DSC and DDJ.

     "Shareholders Agreement" means the Amended and Restated Shareholders Agreement dated November 10, 1998, among the Borrower, the Guarantor and its Subsidiaries, Koch Mineral Services, LLC, as successor to Farmland Industries, Inc., and certain of its Subsidiaries, and PLNL.

     "Subordination Agreement" means the Subordination Agreement dated as of November 10, 1998, among the Ex-Im Bank, MissChem Trinidad, and PLNL.

     "Subsidiary" shall mean, for any Person, any corporation or other entity of which more than fifty percent (50%) of the outstanding stock or comparable equity interests having ordinary voting power for the election of the Board of Directors of such corporation or similar governing body in the case of a non-corporation (irrespective of whether or not, at the time, stock or other equity interests of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by such Person or by one or more of its Subsidiaries.

     "Term Loan" means any loan made by any of the Investors pursuant to the Supplemental Credit Agreement.

     "Term Loan Documents" shall have the meaning specified in Section 4.1 of the Supplemental Credit Agreement.

     "Unanimous Shareholders Agreement" means the Unanimous Shareholders Agreement dated as of November 10, 1998, among MissChem Trinidad, MissChem Barbados and JPMorgan Chase Bank.

Section 5. Miscellaneous.

     Section 5.1. Notices. Unless otherwise expressly provided herein, all communications provided for herein shall be in writing or by telecopy and shall be deemed to have been given or made when served personally, when an answer back is received in the case of notice by telecopy or 2 days after the date when deposited in the United States mail addressed if to the Guarantor to P.O. Box 388, Yazoo City, Mississippi 39194, Attention: Corporate Secretary with a copy to

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the Ex-Im Bank, 811 Vermont Avenue NW, Washington, D.C. 20571, Attention: Alice
McNutt Miller, Managing Director; if to the Supplemental DIP Collateral Agent at 900 North Michigan Avenue, Suite 1900, Chicago, Illinois 60611, Attention:
Prashant Gupta; and if to any of the Investors, at the address for each Investor set forth in the Supplemental Credit Agreement; or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section 2.1.

     Section 5.2. Jurisdiction; Venue. The Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois court sitting in Chicago for Purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 5.3 Appointment of Agent for Service of Process. The Guarantor consents to the service of process by registered or certified mail out of any such court or by service of process on CT Corporation System, 208 S. LaSalle Street, Chicago, Illinois 60604 which the Guarantor hereby irrevocably appoints as its agent to receive, for it and on its behalf, service of process in any action or proceeding in Illinois. Such service shall be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by the undersigned) provided that notice of such service of process is given by the Supplemental DIP Collateral Agent to the Guarantor. If, for any reason, such process agent ceases to be able to act as such or no longer has an address in Illinois, the undersigned irrevocably agrees to appoint a substitute process agent acceptable to the Supplemental DIP Collateral Agent and to deliver to the Supplemental DIP Collateral Agent a copy of the new agent's acceptance of that appointment within 30 days. Nothing contained herein shall affect the right of the Supplemental DIP Collateral Agent to serve legal process in any other manner or to bring any proceeding hereunder in any jurisdiction where the Guarantor may be amenable to suit.

     Section 5.4. Waiver of Jury Trial. The Guarantor and, by accepting the benefits of this Agreement, the Supplemental DIP Collateral Agent and each Investor hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     Section 5.5. Governing Law; Successors and Assigns. This Agreement shall be construed according to the internal laws of the state of Illinois, in which State it shall be performed by the Guarantor. This Agreement and every part hereof shall be binding upon the Guarantor and upon its legal representatives, successors and assigns of each and all of the undersigned, and shall inure to the benefit of the Investors and their respective successors, legal representatives and assigns.

     Section 5.6. Entire Agreement. This writing is intended by the parties to be a complete and final expression of this Agreement and is also intended as a complete and exclusive statement of the terms of that agreement. No course of dealing, course of performance or trade

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

usage, and no parole evidence of any nature, shall be used to supplement or modify any terms hereof, nor are there any conditions to the full effectiveness of this Agreement.

     Section 5.7. Release of Guarantor. The Guarantor shall not be released from any of its obligations under this Agreement, and this Section 5.7 may not be amended, modified or waived, without the prior written consent of all of the Investors.

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

     Dated as of December 30, 2003.

                                        Mississippi Chemical Holdings, Inc.


                                        By  /s/ Robert E. Jones
                                            ------------------------------------
                                                Robert E. Jones
                                            Its Director

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